Corporate Presentation February 2, 2017 NASDAQ: GALT www.galectintherapeutics.com © 2017 Galectin Therapeutics Inc. Exhibit 99.1

© 2016 Galectin Therapeutics | NASDAQ:GALT This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, potential partnering opportunities and estimated spending for 2017. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, our trials may not lead to positive outcomes or regulatory approval. We may experience delays in our trials, which could include enrollment delays. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials. To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2015, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements. Forward-Looking Statements

Peter G. Traber, M.D. President, CEO, CMO Over 30 years relevant experience Recognized leader in gastroenterology and hepatology University of Pennsylvania Chief of Gastroenterology Chairman of Internal Medicine CEO of Health System, Dean of Medicine Baylor College of Medicine, President and CEO GlaxoSmithKline, Senior Vice President and Chief Medical Officer Harold H. Shlevin, Ph.D. COO & Corporate Secretary Over 34 years of relevant experience Solvay Pharmaceuticals, CEO CIBA Vision Ophthalmics (n/k/a Novartis Vision), SVP & co-founder Tikvah Therapeutics, Founder and CEO Jack W. Callicutt CFO Over 27 years of relevant experience; Reach Health, CFO, Vystar Corporation, CFO, Corautus Genetics, Deloitte Eli Zomer, PhD Pharm. Development Over 34 years experience relevant experience; Koor Biotechnologies, Charm Sciences, Glycogenesis , HU Medical School (Jerusalem), Harvard University Adam Allgood, Pharm. D Clinical Development Over 28 years experience in regulatory affairs, clinical development and medical affairs; UCB Inc.; Abbott Laboratories; Solvay Pharmaceuticals Rex Horton Regulatory Over 26 years of experience; Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics; Georgia Institute of Technology. Galectin is a Development Phase Biotech Company with an Experienced Team © 2016 Galectin Therapeutics | NASDAQ:GALT

Developing Treatments for Diseases Where Galectin-3 Protein Is Implicated In Disease © 2016 Galectin Therapeutics | NASDAQ: GALT Galectin-3 Primary Program NASH Cirrhosis Combination Immunotherapy Psoriasis Atopic Dermatitis

Promising Anti-Galectin Lead Drug © 2016 Galectin Therapeutics | NASDAQ: GALT GR-MD-02 is a complex carbohydrate drug that binds to and disrupts galectin-3 function Existing patent coverage through 2031 with multiple US and international patents issued Broad activity in galectin-dependent animal models of disease; effect on immune system mechanisms Excellent safety after over 2,500 human drug doses Robust activity in human disease: Moderate-to-severe plaque psoriasis Promising treatment for lead indication of NASH cirrhosis

Overall Strategy: Targeting Galectin-3 Is A Platform Technology For Multiple Diseases © 2016 Galectin Therapeutics | NASDAQ: GALT Psoriasis Atopic Dermatitis Proof of clinical efficacy in a human disease Primary Program Fatty Liver Disease NASH Cirrhosis Future Possible Indications Disease Indications Supportive Work By GALT Fibrosis in Lung, Kidney, Heart and Blood Vessels Positive data in animal models for all Cancer Effective in animal models; ongoing clinical studies

Large And Unmet Medical Need 1/4 people in the world are affected by fatty liver disease1 Life-time risk of ~20 million liver-related deaths among fatty liver disease patients currently alive1 Global annual market could be $35-40 Billion by 20252 Recent acquisitions confirm NASH opportunity (Tobira acquired by Allergan for $1.7 billion) © 2016 Galectin Therapeutics | NASDAQ: GALT 2 Who will be the kings of NASH-ville? Key players and an overview. May 21, 2015, Alethia Young, Deutsche Bank Markets Research 1 Rinella M, Charlton M. The globalization of nonalcoholic fatty liver disease: Prevalence and impact on world health. Hepatology 2016 Jul;64(1):19-22 Fatty Liver Disease (NASH) is Global Epidemic

Fatty Liver Cirrhosis (5%) (stage 4 fibrosis) 20+ years Asymptomatic Complications Transplant Death 5-10 years 1-5 years Clinical Progression Of Fatty Liver Disease* © 2016 Galectin Therapeutics | NASDAQ: GALT *Rinella M, Charlton M. The globalization of nonalcoholic fatty liver disease: Prevalence and impact on world health. Hepatology 2016 Jul;64(1):19-22 Target of Drug Intervention For GR-MD-02 Progression Inflammation Fibrosis

Galectin Therapeutics Is Targeting The Stage Of Fibrosis That Increases Mortality © 2016 Galectin Therapeutics NASDAQ:GALT Fibrosis Stage Stage 1 Stage 2 Stage 3 Stage 4 (Cirrhosis) No Increased Mortality Increased Mortality No Symptoms Symptoms/Complications Many companies focused on pre-cirrhotic NASH Galectin is the only company with active Phase 2 trial in NASH cirrhosis

Disease Stage in NASH Treatment Fatty liver disease progresses slowly and is asymptomatic until cirrhosis develops Early stages of NASH are difficult to diagnose and one cannot determine which patients will eventually progress to cirrhosis In the early stages of disease, lifestyle changes (weight loss and exercise) are effective in reversing NASH (fat, inflammation, and cell death) and mild degrees of fibrosis The majority of patients with fatty liver will likely never reach cirrhosis or have liver-related problems If early stages of NASH are targeted for therapy, millions of people will be treated for a liver disorder that was not going to threaten their lives © 2016 Galectin Therapeutics | NASDAQ: GALT

Significance of Targeting NASH Cirrhosis Once NASH progresses to cirrhosis, patients are at risk for severe complications, liver failure, and death The only currently available therapy for NASH cirrhosis is liver transplant when clinical progression is severe Once NASH progresses to cirrhosis it is not reversible with lifestyle changes alone Goal of GR-MD-02 is to Reduce Fibrosis, leading to improved liver function and positively affect patient outcomes Galectin is the only company with currently active Phase 2 NASH cirrhosis trial © 2016 Galectin Therapeutics | NASDAQ: GALT

Fundamental Science On Target Is Strong: Galectin-3 Is Critically Important In The Development Of Organ Fibrosis Galectin-3 null mice (no galectin-3) are resistant to fibrosis due to toxin-induced liver toxicity Galectin-3 null mice are also resistant to fibrosis in: Fatty liver disease Kidney fibrotic disease Lung fibrotic disease Cardiovascular disease Normal mouse No gal-3 mouse Red stain is collagen, the principal component of fibrotic tissue Henderson, et al 2006 Mice treated with liver toxin to induce fibrosis Normal mice develop fibrosis whereas those without gal-3 do not © 2016 Galectin Therapeutics NASDAQ:GALT

GR-MD-02 Reversed Cirrhosis In Thioacetamide-Treated Rat Model* Vehicle-Treated GR-MD-02-Treated (Four weekly infusions) Collagen Portal Pressure *Traber PG, Chou H, Zomer E, Hong F, Klyosov A Fiel M-I, Friedman, SL. Therapy of Regression of fibrosis and reversal of cirrhosis in rats by galectin inhibitors in thioacetamide-induced liver disease. PLOS ONE 2013;8:e75361. © 2016 Galectin Therapeutics | NASDAQ:GALT

Preclinical Data Shows That GR-MD-02 Can Reverse NASH, Fibrosis, And Cirrhosis

Galectin Therapeutics

Effect	NASH mouse[1]	Cirrhotic rat[2]
Reduces inflammation	X	X
Reduces fat	X	N/A
Reduces cell death	X	X
Prevents fibrosis	X	X
Reverses fibrosis	X	X
Reduces portal pressure	N/A	X
Targets macrophages in liver	X	X
Reduces galectin-3 in liver	X	X

N/A = not applicable

Peer-reviewed publications:

[1] *Traber PG and Zomer E. Therapy of Experimental NASH and Fibrosis with Galectin Inhibitors. PLOS ONE 2013;8:e83481*

[2] *Traber PG, Chou H, Zomer E, Hong F, Klyosov A Fiel M-I, Friedman, SL. Therapy of Regression of fibrosis and reversal of cirrhosis in rats by galectin inhibitors in thioacetamide-induced liver disease. PLOS ONE 2013;8:e75361.*

© 2016 Galectin Therapeutics | NASDAQ: GALT

14

Fast Track designation from FDA Phase 1 study in normal volunteers was safe and did not cross-react with commonly used drug Phase 1 study in NASH patients with advanced fibrosis showed GR-MD-02 was safe and well tolerated and reached targeted doses Promising Phase 1 data was followed by a short-treatment phase, exploratory Phase 2a study (NASH-FX) 30 patients (15 placebo, 15 GR-MD-02 (8 mg/kg)) received 4 months of therapy No significant improvements in non-invasive testing Drug was safe and well-tolerated Total clinical trial experience: Over 2,500 drug doses have been administered without serious adverse effects related to the drug © 2016 Galectin Therapeutics | NASDAQ:GALT Early Clinical Trial Experience Demonstrates GR-MD-02 Is Safe And Well Tolerated

NASH-CX Phase 2b Clinical Trial © 2016 Galectin Therapeutics | NASDAQ:GALT 1 Year of Therapy Indication NASH Cirrhosis Objective Desired Outcome Reduce portal pressure and liver fibrosis Proof-of-concept in NASH cirrhosis Evaluation of registration endpoints NASH-CX Enrollment completed with 162 patients at 36 U.S. sites Three treatment arms: Placebo, 2 mg/kg GR-MD-02, and 8 mg/kg GR-MD-02 Every other week infusions for 52 weeks Intended lead market indication: NASH Cirrhosis For more information see clinicaltrials.gov

NASH-CX Phase 2b Clinical Trial

Galectin Therapeutics

- **Enrolled Patients**
  - NASH cirrhosis with portal hypertension
  - Well compensated disease with no complications of cirrhosis
- **Primary Endpoint**
  - Portal pressure (HVPG—hepatic venous pressure gradient)
  - Change in baseline adjusted HVPG from beginning to end of study
  - FDA views this endpoint as a potentially acceptable surrogate for outcomes for registration trials in this patient population.
- **Secondary Endpoints**
  - Liver biopsy for staging of fibrosis
  - FibroScan® for measuring liver stiffness which is related to fibrosis
  - Methacetin breath test which measures liver function
  - Patient outcomes
- **Independent data safety monitoring board (DSMB) found no safety concerns after evaluating 50% of subjects completing 6 months of therapy**

© 2016 Galectin Therapeutics | NASDAQ:GALT For more information see clinicaltrials.gov 17

NASH-CX Phase 2b Clinical Trial: Status as of February 2017 © 2016 Galectin Therapeutics | NASDAQ:GALT Completed enrollment with 162 total patients 47 patients have completed all 52 weeks of infusions and 122 patients have completed 26 weeks of infusions 75% of the total number of infusions in the entire study delivered On track to report top line data in December 2017 Company funded through the end of 2017, which is sufficient to report top line data of NASH-CX A drug that can halt progression of, or reverse existing fibrosis, in NASH cirrhosis patients would be a breakthrough therapeutic intervention that may prevent complications, alleviate the need for liver transplant, and even prevent death. For more information see clinicaltrials.gov

Overall Strategy: Targeting Galectin-3 Is A Platform Technology For Multiple Diseases © 2016 Galectin Therapeutics | NASDAQ: GALT Psoriasis Atopic Dermatitis Proof of clinical efficacy in a human disease Primary Program Fatty Liver Disease NASH Cirrhosis Out licensing opportunity

Activity of GR-MD-02 In Moderate-to-Severe Plaque Psoriasis Psoriasis is immune-mediated chronic skin inflammation associated with NASH. One patient treated with GR-MD-02 in NASH Phase 1 trial had long-term remission of psoriasis All 5 patients treated in Phase 2a open label trial showed improvement in disease activity by an average of 50%. One patient improved by 82% © 2016 Galectin Therapeutics | NASDAQ: GALT

GR-MD-02 Has Efficacy In Moderate-To-Severe Plaque Psoriasis © 2016 Galectin Therapeutics | NASDAQ: GALT Infusion 4 Infusion 7 Infusion 10 Infusion 13 30 da F/U Moderate-to-severe disease PASI = Psoriasis area & severity score

Investigator-Initiated Study For Patients With Severe Atopic Dermatitis (AD) AD is a chronic pruritic (itching), immune-mediated, inflammatory skin disease that for some adult patients can be severe and debilitating Important unmet medical need in adults with severe disease who are not adequately treated with topical medicines Open label trial initiated in three adult patients Treated with GR-MD-02 at 8 mg/kg every other week for 12 weeks Increased to 12 mg/kg for weeks 12 through 24 if incomplete response Objective evaluation of response to therapy are validated scores The eczema area and severity index (EASI) The severity scoring of atopic dermatitis index (SCORAD) © 2016 Galectin Therapeutics | NASDAQ:GALT

GR-MD-02 Study in Severe Atopic Dermatitis Positive Interim Results © 2016 Galectin Therapeutics | NASDAQ:GALT Patient Baseline EASI SCORAD Week 6 EASI (% Δ) SCORAD (% Δ) Week 12 EASI (% Δ) SCORAD (% Δ) Week 18 EASI (% Δ) SCORAD (% Δ) 1* 39.55 67.6 14 (-65%) 30 (-56%) 15.9 (-60%) 33.1 (-51%) 11.6 (-71%) 29 (-57%) 2 31.7 67 22.8 (-28%) 52.5 (-22%) N/A** N/A 3 15.2 47 4 (-74%) 27 (-43%) N/A N/A EASI = eczema area and severity index SCORAD = severity scoring of atopic dermatitis index * Dose increased to 12 mg/kg after day 84 ** N/A patient has not reached time point in study Early in the course of this 24 week study, all three patients have shown clinically significant improvements

Next Steps For Severe Skin Diseases Moderate-to-severe plaque psoriasis There are currently multiple effective biological agents on the market All biologics have some degree of serious side effects and are expensive Potential market for GR-MD-02 if focused on a safe and less expensive alternative that may be used in specific situations Severe atopic dermatitis Currently no approved biologicals, but one agent showed efficacy in phase 3 and is pending approval (duplimumab). Potential market opportunity in this area Galectin engaged in seeking a partner to advance the skin disease indications © 2016 Galectin Therapeutics | NASDAQ:GALT

Overall Strategy: Targeting Galectin-3 Is A Platform Technology For Multiple Diseases © 2016 Galectin Therapeutics | NASDAQ: GALT Psoriasis Atopic Dermatitis Proof of clinical efficacy in a human disease Primary Program NASH Cirrhosis Out licensing opportunity Future Possible Indications Disease Indications Supportive Work By GALT Fibrosis in Lung, Kidney, Heart and Blood Vessels Positive data in animal models for all Cancer Effective in animal models; ongoing clinical studies

© 2016 Galectin Therapeutics | NASDAQ:GALT Focus on Immunotherapy Galectin-3 secreted by cancer cells into the tumor microenvironment reduces the ability of immune system to fight cancer Critical Collaboration Established Providence Cancer Center in Portland, Oregon Performed preclinical studies showing efficacy of GR-MD-02 with checkpoint inhibitors Conducting and funding two P1b clinical trials Cancer Immunotherapy Market Opportunity Even with newly approved drugs, a substantial unmet medical need remains in melanoma and multiple other cancers

© 2016 Galectin Therapeutics | NASDAQ:GALT Combination Cancer Immunotherapy Combination P1b trials conducted at Providence Cancer Center Advanced Melanoma: GR-MD-02 In Combination With Yervoy® Advanced Melanoma: GR-MD-02 In Combination With KEYTRUDA® KEYTRUDA trial expanded to include head and neck and lung cancer Study details on clinicaltrials.gov Preliminary data report February 2017 Venue: GTCbio 9th Immunotherapeutics & Immunomonitoring Conference, to be held on February 6-7, 2017, in San Diego, California Presenter: Dr. Will Redmond, Providence Cancer Center, Portland, OR Title of presentation: “The combination of immunotherapy plus galectin-3 inhibition with GR-MD-02 improves anti-tumor immunity and survival: Insights from mice and a first-in-human phase I clinical trial”

Summary of Anti-Galectin Therapy Program With GR-MD-02 Novel antigalectin-3 drug compound that can modulate immune system and may improve multiple diseases Strong patent portfolio and extensive pre-clinical and early clinical data demonstrates strong safety profile and tolerability Lead indication of NASH Cirrhosis is an unmet medical need with large potential market and we are competitively well positioned Reversal of fibrosis/cirrhosis in preclinical models Phase 2b clinical trial with potential registration endpoints fully enrolled with readout December 2017 Clinically significant effect in severe, immune related skin diseases; immune mechanisms in NASH Potential platform technology for use in cancer immunotherapy and other fibrotic indications © 2016 Galectin Therapeutics | NASDAQ: GALT

Thank you! © 2016 Galectin Therapeutics | NASDAQ: GALT Galectin-3 Primary Program NASH Cirrhosis Combination Immunotherapy Psoriasis Atopic Dermatitis Easily accessible, in depth information on programs: http://perspectives.galectintherapeutics.com/